ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2025
ASSETS HELD FOR SALE

4. ASSETS HELD FOR SALE

On November 20, 2025, the Company announced it entered into a definitive amalgamation agreement to sell its wholly-owned subsidiary, Cameron Gold Operations (“Cameron Gold”), which owns the Cameron Gold Project to Oronova Energy Inc. (“Oronova”) for total estimated consideration of $27.0 million comprised of $5.0 million in cash, 80,000,000 common shares of Oronova at a deemed value of $0.25 per share and a future cash payment of at least $2.0 million in cash that will be made upon the processing of a stockpile at Cameron pursuant to a stockpile agreement. Accordingly, as of December 31, 2025, the Company reclassified $27.0 million from mineral properties to assets held for sale (Note 7). The assets reclassified as assets held for sale are measured at the lower of carrying amount and fair value less costs to sell. As a result, a non-cash impairment loss of $6.4 million was recognized in the Statements of Net Loss and Comprehensive Loss. The disposal did not meet the criteria to be presented as a discontinued operation. The transaction closed on March 10, 2026 (Note 20).

Disposal group held for sale – Cameron Gold	December 31, 2025
Assets
Mineral properties	$27,016
Cash	23
Other (Accounts receivables, prepaid, etc.)	10
Property and equipment held for sale	11
Total assets held for sale	$27,060

Liabilities
Accounts payable	137
Accrued liabilities	236
Total liabilities held for sale	$373